Exhibit 99.2

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the ability to recognize the benefits of the Darwin Professional Underwriters, Inc. acquisition; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions including those related to the ongoing financial crisis; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 21 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		Previous
		MARCH 31,		Quarter
		2009	2008	Change
HIGHLIGHTS	Gross premiums written	$479,597	$396,874	20.8%
	Net premiums written	405,038	326,572	24.0%
	Net premiums earned	323,972	273,072	18.6%
	Net investment income	77,854	76,931	1.2%
	Net income	131,408	130,945	0.4%
	Operating income	137,604	127,956	7.5%
	Total investments and cash & cash equivalents	6,710,099	6,401,406	4.8%
	Total assets	8,892,255	8,244,430	7.9%
	Total shareholders’ equity	2,491,860	2,394,620	4.1%
	Cash flows from operating activities	143,519	152,857	(6.1%)

PER SHARE	Basic earnings per share
AND SHARE DATA	Net income	$2.67	$2.68	(0.4%)
	Operating income	$2.79	$2.62	6.5%
	Diluted earnings per share
	Net income	$2.57	$2.55	0.8%
	Operating income	$2.69	$2.49	8.0%
	Weighted average common shares outstanding
	Basic	49,248,118	48,811,932
	Diluted	51,120,049	51,380,423
	Book value	$50.32	$49.03	2.6%
	Diluted book value	$47.40	$45.44	4.3%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	22.1%	24.0%	(1.9	) pts
	Annualized ROAE, operating income	23.2%	23.5%	(0.3	) pts
	Annualized investment book yield	4.6%	4.7%	(0.1	) pts

	Loss and loss expense ratio	45.8%	52.5%	(6.7	) pts
	Acquisition cost ratio	11.5%	9.8%	1.7	pts
	General and administrative expense ratio	18.0%	15.9%	2.1	pts

	Expense ratio	29.5%	25.7%	3.8	pts

	Combined ratio	75.3%	78.2%	(2.9	) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008
Revenues
Gross premiums written	$479,597	$310,945	$290,981	$446,784	$396,874
Net premiums written	$405,038	$226,503	$233,903	$320,250	$326,572

Net premiums earned	$323,972	$302,984	$271,973	$268,876	$273,072
Net investment income	77,854	82,583	76,916	72,345	76,931
Net realized investment (losses)/gains	(5,361)	(120,047)	(151,876)	(4,393)	3,465
Other income	466	746	—	—	—

Total revenues	$396,931	$266,266	$197,013	$336,828	$353,468

Expenses
Net losses and loss expenses:
Current year	$208,683	$233,789	$272,958	$217,859	$196,611
Prior years	(60,186)	(90,258)	(96,948)	(39,775)	(53,114)

Total net losses and loss expenses	$148,497	$143,531	$176,010	$178,084	$143,497
Acquisition costs	37,129	30,849	28,615	26,265	26,840
General and administrative expenses	58,430	56,115	40,794	46,380	43,271
Interest expense	10,447	10,205	9,515	9,513	9,510
Foreign exchange loss/(gain)	835	1,230	(2,728)	(399)	476

Total expenses	$255,338	$241,930	$252,206	$259,843	$223,594

Income/(loss) before income taxes	$141,593	$24,336	$(55,193)	$76,985	$129,874
Income tax expense/(recovery)	10,185	4,484	(8,826)	(2,220)	(1,071)

Net income/(loss)	$131,408	$19,852	$(46,367)	$79,205	$130,945

GAAP Ratios
Loss and loss expense ratio	45.8%	47.4%	64.7%	66.2%	52.5%
Acquisition cost ratio	11.5%	10.2%	10.5%	9.8%	9.8%
General and administrative expense ratio	18.0%	18.5%	15.0%	17.2%	15.9%

Expense ratio	29.5%	28.7%	25.5%	27.0%	25.7%

Combined ratio	75.3%	76.1%	90.2%	93.2%	78.2%

Per Share Data
Basic earnings per share
Net income/(loss)	$2.67	$0.40	$(0.95)	$1.62	$2.68
Operating income	$2.79	$2.88	$2.09	$1.70	$2.62
Diluted earnings per share
Net income/(loss)	$2.57	$0.39	$(0.95)	$1.56	$2.55
Operating income	$2.69	$2.80	$2.03	$1.64	$2.49

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS - CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2009

Gross Premiums Written = $479,597

Segment
International Insurance 26%
Reinsurance 42%
US Insurance 32%

Geographic Location
Europe 11%
Bermuda 30%
U.S. 59%

THREE MONTHS ENDED MARCH 31, 2008

Gross Premiums Written = $396,874

Segment
International Insurance 43%
Reinsurance 48%
US Insurance 9%

Geographic Location
Europe 16%
U.S. 9%
Bermuda 75%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS - CURRENT QUARTER

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009

	US	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$153,369	$125,919	$200,309	$479,597
Net premiums written	$115,844	$88,957	$200,237	$405,038

Net premiums earned	$105,267	$111,194	$107,511	$323,972
Other income	$466	$—	$—	$466

Total revenues	$105,733	$111,194	$107,511	$324,438

Expenses
Net losses and loss expenses:
Current year	$61,688	$79,818	$67,177	$208,683
Prior years	(7,511)	(40,625)	(12,050)	(60,186)

Total net losses and loss expenses	$54,177	$39,193	$55,127	$148,497
Acquisition costs	14,411	1,060	21,658	37,129
General and administrative expenses	28,464	18,819	11,147	58,430

Total expenses	$97,052	$59,072	$87,932	$244,056

Underwriting income	$8,681	$52,122	$19,579	$80,382

Net investment income				77,854
Net realized investment losses				(5,361)
Interest expense				(10,447)
Foreign exchange loss				(835)

Income before income taxes				$141,593

GAAP Ratios
Loss and loss expense ratio	51.5%	35.2%	51.3%	45.8%
Acquisition cost ratio	13.7%	1.0%	20.1%	11.5%
General and administrative expense ratio	27.0%	16.9%	10.4%	18.0%

Expense ratio	40.7%	17.9%	30.5%	29.5%

Combined ratio	92.2%	53.1%	81.8%	75.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	US	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$35,822	$171,301	$189,751	$396,874
Net premiums written	$23,119	$114,112	$189,341	$326,572

Net premiums earned	$30,043	$122,653	$120,376	$273,072

Total revenues	$30,043	$122,653	$120,376	$273,072

Expenses
Net losses and loss expenses:
Current year	$21,024	$97,179	$78,408	$196,611
Prior years	(4,941)	(25,400)	(22,773)	(53,114)

Total net losses and loss expenses	$16,083	$71,779	$55,635	$143,497
Acquisition costs	2,985	834	23,021	26,840
General and administrative expenses	14,568	19,634	9,069	43,271

Total expenses	$33,636	$92,247	$87,725	$213,608

Underwriting (loss) income	$(3,593)	$30,406	$32,651	$59,464

Net investment income				76,931
Net realized investment gains				3,465
Interest expense				(9,510)
Foreign exchange loss				(476)

Income before income taxes				$129,874

GAAP Ratios
Loss and loss expense ratio	53.5%	58.5%	46.2%	52.5%
Acquisition cost ratio	9.9%	0.7%	19.1%	9.8%
General and administrative expense ratio	48.5%	16.0%	7.5%	15.9%

Expense ratio	58.4%	16.7%	26.6%	25.7%

Combined ratio	111.9%	75.2%	72.8%	78.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2009	DECEMBER 31, 2008
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2009: $5,712,331; 2008: $5,872,031)	$5,808,176	$6,032,029
Other invested assets available for sale, at fair value (cost: 2009: $89,250; 2008: $89,229)	58,305	55,199
Equity securities, at fair value	18,491	21,329
Other invested assets, at fair value	120,708	48,573

Total investments	6,005,680	6,157,130
Cash and cash equivalents	645,070	655,828
Restricted cash	59,349	50,439
Securities lending collateral	—	171,026
Insurance balances receivable	417,694	347,941
Prepaid reinsurance	176,916	192,582
Reinsurance recoverable	880,390	888,314
Accrued investment income	50,507	50,671
Deferred acquisition costs	141,038	135,780
Goodwill	268,532	268,532
Intangible assets	70,345	71,410
Balances receivable on sale of investments	97,907	12,371
Net deferred tax assets	32,383	22,452
Other assets	46,444	47,603

TOTAL ASSETS	$8,892,255	$9,072,079

LIABILITIES
Reserve for losses and loss expenses	$4,603,078	$4,576,828
Unearned premiums	995,759	930,358
Unearned ceding commissions	47,661	49,599
Reinsurance balances payable	91,659	95,129
Securities lending payable	—	177,010
Balances due on purchase of investments	94,253	—
Dividends payable	8,914	—
Syndicated loan	—	243,750
Senior notes	498,826	498,796
Accounts payable and accrued liabilities	60,245	83,747

TOTAL LIABILITIES	$6,400,395	$6,655,217

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share: issued and outstanding 2009: 49,522,766; 2008: 49,036,159 shares	$1,486	$1,471
Additional paid-in capital	1,324,702	1,314,785
Retained earnings	1,117,468	994,974
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	48,204	105,632

TOTAL SHAREHOLDERS’ EQUITY	$2,491,860	$2,416,862

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,892,255	$9,072,079

Book value per share	$50.32	$49.29
Diluted book value per share	47.40	46.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	MARCH 31, 2009		DECEMBER 31, 2008		SEPTEMBER 30, 2008		JUNE 30, 2008		MARCH 31, 2008
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,808,176	86.5%	$6,032,029	87.9%	$5,433,260	84.0%	$5,733,523	87.8%	$5,218,726	81.5%
Other invested assets available for sale	58,305	0.9%	55,199	0.8%	71,528	1.1%	77,444	1.2%	77,099	1.2%
Equity securities	18,491	0.3%	21,329	0.3%	—	—	—	—	—	—
Other invested assets	120,708	1.8%	48,573	0.7%	167,674	2.6%	192,661	3.0%	191,195	3.0%
Cash and cash equivalents	704,419	10.5%	706,267	10.3%	791,934	12.3%	524,425	8.0%	914,386	14.3%

Total	$6,710,099	100.0%	$6,863,397	100.0%	$6,464,396	100.0%	$6,528,053	100.0%	$6,401,406	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,474,343	22.0%	$1,770,235	25.8%	$1,822,516	28.2%	$2,090,510	32.0%	$1,817,827	28.4%
Non-U.S. government securities	297,258	4.4%	280,156	4.1%	128,381	2.0%	131,325	2.0%	127,561	2.0%
Corporate securities	1,643,561	24.5%	1,361,970	19.8%	1,248,723	19.3%	1,362,001	20.9%	1,142,447	17.8%
State, municipalities and political subdivisions	374,504	5.6%	369,619	5.4%	56,964	0.9%	63,409	1.0%	—	—
Mortgage-backed securities	1,843,933	27.5%	2,089,937	30.5%	2,069,074	32.0%	1,962,144	30.1%	1,988,016	31.1%
Asset-backed securities	174,577	2.5%	160,112	2.3%	107,602	1.6%	124,134	1.9%	142,875	2.2%
Fixed income sub-total	5,808,176	86.5%	6,032,029	87.9%	5,433,260	84.0%	5,733,523	87.8%	5,218,726	81.5%
Global high-yield bond fund	58,305	0.9%	55,199	0.8%	71,528	1.1%	77,444	1.2%	75,939	1.2%
Hedge funds	120,708	1.8%	48,573	0.7%	167,674	2.6%	192,661	3.0%	191,195	3.0%
Equity securities	18,491	0.3%	21,329	0.3%	—	—	—	—	—	—
Other invested asset	—	—	—	—	—	—	—	—	1,160	0.0%
Cash & cash equivalents	704,419	10.5%	706,267	10.3%	791,934	12.3%	524,425	8.0%	914,386	14.3%

Total	$6,710,099	100.0%	$6,863,397	100.0%	$6,464,396	100.0%	$6,528,053	100.0%	$6,401,406	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,474,343	25.4%	$1,770,235	29.3%	$1,822,516	33.5%	$2,090,510	36.5%	$1,817,826	34.8%
AAA/Aaa	2,734,874	47.1%	3,244,639	53.8%	2,568,888	47.3%	2,472,468	43.1%	2,480,380	47.5%
AA/Aa	444,081	7.6%	166,244	2.8%	361,887	6.6%	482,125	8.4%	379,798	7.3%
A/A	882,140	15.2%	685,461	11.4%	524,584	9.7%	587,466	10.2%	462,182	8.9%
BBB/Baa	265,541	4.6%	156,132	2.6%	155,379	2.9%	100,954	1.8%	78,540	1.5%
BB	3,709	0.1%	8,350	0.1%	—	—	—	—	—	—
B/B	2,172	0.0%	969	0.0%	6	0.0%	—	—	—	—
CCC+	1,316	0.0%	—	—	—	—	—	—	—	—

Total	$5,808,176	100.0%	$6,032,029	100.0%	$5,433,260	100.0%	$5,733,523	100.0%	$5,218,726	100.0%

STATISTICS
Annualized book yield, year to date	4.6%		4.7%		4.8%		4.5%		4.7%
Duration	2.8 years		3.3 years		3.4 years		3.4 years		3.0 years
Average credit quality (S&P)	AA+		AA+		AA+		AA+		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL

	March 31, 2009 Fair Market Value
	March 31, 2009	Average	Portfolio
	Fair Market Value	Rating	Percentage
Cash & cash equivalents	$704,419	AAA	10.5%
U.S. government securities	622,656	AAA	9.3%
U.S. government agencies	851,687	AAA	12.7%
Non-U.S. government securities	297,258	AAA	4.4%
Mortgage-backed securities:
Agency MBS	1,231,422	AAA	18.3%
Non-agency RMBS	192,757	AAA	2.9%
CMBS	419,754	AAA	6.3%
Total mortgage-backed securities	1,843,933		27.5%
Corporate securities:
Financials	803,713	AA	12.0%
Industrials	718,955	A	10.7%
Utilities	120,893	BBB+	1.8%
Total corporate securities	1,643,561		24.5%
Asset-backed securities
Credit cards	77,108	AAA	1.1%
Auto receivables	81,049	AAA	1.2%
Other	16,420	AA+	0.2%
Total asset-backed securities	174,577		2.5%

State, municipalities and political subdivisions	374,504	AAA	5.6%
Global High-Yield Bond Fund	58,305	BB	0.9%
Hedge Funds	120,708	N/A	1.8%
Equities	18,491	N/A	0.3%

Total Investment Portfolio	$6,710,099		100.0%

Top 10 Corporate Exposures

	March 31, 2009	Portfolio
Corporate	Fair Market Value	Percentage
JP Morgan Chase & Co	$68,494	1.0%
Citigroup Inc	54,957	0.8%
Bank of America	54,523	0.8%
HSBC Finance	53,912	0.8%
Chevron Texaco Corp	42,384	0.6%
Verizon Wireless Capital	40,750	0.6%
Wells Fargo & Co	32,746	0.5%
Kraft Foods Inc	31,667	0.5%
Oracle	31,473	0.5%
ConocoPhillips	30,942	0.5%
Non-Agency Residential Mortgage Backed Securities Detail

						Average
				BBB	Total	Credit
Vintage	AAA	AA	A	(and below)	Fair Value	Enhancement*
2007	$7,174	$—	$—	$—	$7,174	11.3%
2006	18,358	—	716	884	19,958	11.9%
2005 and prior	160,658	810	—	4,157	165,625	19.0%

Total**	$186,190	$810	$716	$5,041	$192,757	11.7%

**	Included in the above is fair value of $2.1m of subprime mortgages, respectively, all rated AAA and $12.7 million of Alt-A mortgages with an average rating of AA-.
Commercial Mortgage Backed Securities Detail

						Average
				BBB	Total	Credit
Vintage	AAA	AA	A	(and below)	Fair Value	Enhancement*
2007	$30,453	$—	$—	$—	$30,453	30%
2006	112,644	—	—	95	112,739	30%
2005 and prior	276,562	—	—	—	276,562	33%

Total	$419,659	$—	$—	$95	$419,754	32%

*	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT MARCH 31, 2009
	US	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$177,609	$351,225	$259,152	$787,986
IBNR (net of reinsurance recoverable)	669,488	1,435,852	829,362	2,934,702

Total	$847,097	$1,787,077	$1,088,514	$3,722,688

IBNR/Total reserves (net of reinsurance recoverable)	79.0%	80.3%	76.2%	78.8%

	AT DECEMBER 31, 2008
	US	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$160,807	$385,323	$255,985	$802,115
IBNR (net of reinsurance recoverable)	658,554	1,411,707	816,138	2,886,399

Total	$819,361	$1,797,030	$1,072,123	$3,688,514

IBNR/Total reserves (net of reinsurance recoverable)	80.4%	78.6%	76.1%	78.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2009	2008	2008	2008	2008
Senior notes	$498,826	$498,796	$498,767	$498,738	$498,710
Syndicated loan	—	243,750	—	—	—
Shareholders’ equity	2,491,860	2,416,862	2,272,828	2,378,046	2,394,620

Total capitalization	$2,990,686	$3,159,408	$2,771,595	$2,876,784	$2,893,330

Leverage ratios
Debt to total capitalization	16.7%	23.5%	18.0%	17.3%	17.2%

Closing shareholders’ equity	$2,491,860	$2,416,862	$2,272,828	$2,378,046	$2,394,620
Add/deduct: accumulated other comprehensive (income)/loss	(48,204)	(105,632)	19,775	(39,048)	(135,626)

Adjusted shareholders’ equity	$2,443,656	$2,311,230	$2,292,603	$2,338,998	$2,258,994

Net premiums written (trailing 12 months)	$1,185,694	$1,107,228	$1,070,107	$1,055,501	$1,121,838
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.49	0.48	0.47	0.45	0.50

Total investments and cash & cash equivalents	$6,710,099	$6,863,397	$6,464,396	$6,528,053	$6,401,406
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.75	2.97	2.82	2.79	2.83

Reserve for losses and loss expenses	$4,603,078	$4,576,828	$4,198,761	$4,164,220	$4,048,187
Deduct: reinsurance recoverable	(880,390)	(888,314)	(777,283)	(778,578)	(758,723)

Net reserve for losses and loss expenses	$3,722,688	$3,688,514	$3,421,478	$3,385,642	$3,289,464
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.52	1.60	1.49	1.45	1.46

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008
Net income/(loss)	$131,408	$19,852	$(46,367)	$79,205	$130,945
Add:
Net realized investment losses/(gains)	5,361	120,047	151,876	4,393	(3,465)
Foreign exchange loss/(gain)	835	1,230	(2,728)	(399)	476

Operating income	$137,604	$141,129	$102,781	$83,199	$127,956

Weighted average common shares outstanding
Basic	49,248,118	49,028,249	49,007,389	48,897,931	48,811,932
Diluted	51,120,049	50,366,814	50,669,262 *	50,873,712	51,380,423

Basic per share data
Net income/(loss)	$2.67	$0.40	$(0.95)	$1.62	$2.68
Add:
Net realized investment losses/(gains)	0.11	2.45	3.10	0.09	(0.07)
Foreign exchange loss/(gain)	0.01	0.03	(0.06)	(0.01)	0.01

Operating income	$2.79	$2.88	$2.09	$1.70	$2.62

Diluted per share data
Net income/(loss)	$2.57	$0.39	$(0.92)*	$1.56	$2.55
Add:
Net realized investment losses/(gains)	0.11	2.39	3.00	0.09	(0.07)
Foreign exchange loss/(gain)	0.01	0.02	(0.05)	(0.01)	0.01

Operating income	$2.69	$2.80	$2.03	$1.64	$2.49

*	For the net loss for the three months ended September 30, 2008, because operating income is positive, we are using the fully diluted weighted average common shares outstanding.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008
Opening shareholders’ equity	$2,416,862	$2,272,828	$2,378,046	$2,394,620	$2,239,842
Deduct/add: accumulated other comprehensive (income)/loss	(105,632)	19,775	(39,048)	(135,626)	(136,214)

Adjusted opening shareholders’ equity	$2,311,230	$2,292,603	$2,338,998	$2,258,994	$2,103,628

Closing shareholders’ equity	$2,491,860	$2,416,862	$2,272,828	$2,378,046	$2,394,620
Deduct/add: accumulated other comprehensive (income)/loss	(48,204)	(105,632)	19,775	(39,048)	(135,626)

Adjusted closing shareholders’ equity	$2,443,656	$2,311,230	$2,292,603	$2,338,998	$2,258,994

Average shareholders’ equity	$2,377,443	$2,301,917	$2,315,801	$2,298,996	$2,181,311

Net income/(loss) available to shareholders	$131,408	$19,852	$(46,367)	$79,205	$130,945
Annualized net income/(loss) available to shareholders	525,632	79,408	(185,468)	316,820	523,780

Annualized return on average shareholders’ equity — net income/(loss) available to shareholders	22.1%	3.4%	(8.0%)	13.8%	24.0%

Operating income available to shareholders	$137,604	$141,129	$102,781	$83,199	$127,956
Annualized operating income available to shareholders	550,416	564,516	411,124	332,796	511,824

Annualized return on average shareholders’ equity — operating income available to shareholders	23.2%	24.5%	17.8%	14.5%	23.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	MARCH 31,	DECEMBER 31,	MARCH 31,
	2009	2008	2008
Price per share at period end	$38.03	$40.60	$39.70

Total shareholders’ equity	$2,491,860	$2,416,862	$2,394,620

Basic common shares outstanding	49,522,766	49,036,159	48,841,837

Add: unvested restricted share units	954,292	971,907	958,438

Add: performance based equity awards	1,332,161	1,345,903	1,345,903

Add: dilutive options/warrants outstanding	6,268,818	6,371,151	6,958,525
Weighted average exercise price per share	$33.42	$33.38	$30.85
Deduct: options bought back via treasury method	(5,509,056)	(5,237,965)	(5,407,138)

Common shares and common share equivalents outstanding	52,568,981	52,487,155	52,697,565

Basic book value per common share	$50.32	$49.29	$49.03
Diluted book value per common share	$47.40	$46.05	$45.44

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2009	MARCH 31, 2008
Net investment income	$77,854	$76,931
Deduct: annual and non-recurring items	N/A	6,073

Net investment income, recurring	$77,854	$70,858

Annualized net investment income, recurring	$311,416	$283,432

Add: annual and non-recurring items	N/A	6,073

Normalized net investment income	$311,416	$289,505

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,872,031	$5,595,943
Other invested assets, available for sale, cost	89,229	291,458
Equity securities, cost	21,493	—
Other invested assets, at cost	70,198	—
Cash and cash equivalents	655,828	202,582
Restricted cash	50,439	67,886
Balances receivable on sale of investments	12,371	84,998
Balances due on purchase of investments	—	(141,462)

Opening aggregate invested assets	$6,771,589	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,712,331	$5,071,730
Other invested assets, available for sale, cost	89,250	82,380
Equity securities, cost	20,985	—
Other invested assets, cost	139,790	191,195
Cash and cash equivalents	645,070	774,337
Restricted cash	59,349	140,049
Balances receivable on sale of investments	97,907	6,323
Balances due on purchase of investments	(94,253)	—

Closing aggregate invested assets	$6,670,429	$6,266,014

Average aggregate invested assets	$6,721,009	$6,183,710

Annualized investment book yield	4.6%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	TWELVE MONTHS ENDED		NINE MONTHS ENDED	SIX MONTHS ENDED
	DECEMBER 31, 2008		SEPTEMBER 30, 2008	JUNE 30, 2008
Net investment income	$308,775		$226,192	$149,276
Deduct: annual and non-recurring items	14,540	*	7,138	6,403

Net investment income, recurring	$294,235		$219,054	$142,873

Annualized net investment income, recurring	$294,235		$292,072	$285,746

Add: annual and non-recurring items	6,619	*	7,138	6,403

Normalized net investment income	$300,854		$299,210	$292,149

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,595,943		$5,595,943	$5,595,943
Other invested assets, available for sale, cost	291,458		291,458	291,458
Other invested assets, at cost	—		—	—
Cash and cash equivalents	202,582		202,582	202,582
Restricted cash	67,886		67,886	67,886
Balances receivable on sale of investments	84,998		84,998	84,998
Balances due on purchase of investments	(141,462)		(141,462)	(141,462)

Opening aggregate invested assets	$6,101,405		$6,101,405	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,872,031		$5,440,019	$5,685,111
Other invested assets, available for sale, cost	89,229		81,262	81,241
Equity securities, cost	21,493		—	—
Other invested assets, at cost	100,198		180,716	178,266
Cash and cash equivalents	655,828		744,245	439,933
Restricted cash	50,439		47,689	84,492
Balances receivable on sale of investments	12,371		36,264	96,801
Balances due on purchase of investments	—		(68,681)	(107,054)

Closing aggregate invested assets	$6,801,589		$6,461,514	$6,458,790

Average aggregate invested assets	$6,451,497		$6,281,460	$6,280,098

Annualized investment book yield	4.7%		4.8%	4.7%

*	Includes an annual dividend received at the beginning of the year and excludes the annual dividend received at the end of the year.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gain or loss. The company excludes net realized investment gains or losses and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 16 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 17 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 16 for the reconciliation of net income to operating income and page 17 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 18 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 19 and 20 for reconciliation of annualized investment book yield.